Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2023
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS
NOTE 5:-	CONTINGENT LIABILITIES AND COMMITMENTS

a.	Lease commitments:

Starting February 1, 2022, the Company began renting its offices from a third party for a rental monthly fee of approximately $1 per month. The rent period is for a period of one month which renews on a monthly basis.

The Company elected to apply the practical expedients permitted under the transition guidance within the new standard, and the Company also elected not to apply the recognition requirements in the lease standard to short-term leases (less than 12 months) as of the adoption date. As such, there was no impact on the Company’s consolidated financial statements as a result of adopting ASU 2016-02.

b.	Rambam research agreement

The Company’s research and development efforts relating to its COVID-19 and rheumatoid arthritis (“RA”) product candidates are being conducted by Rambam Med-Tech Ltd., or Rambam MT, a part of the Rambam Health Care Campus in Israel, in accordance with a Sponsored Research Agreement (the “Research Agreement”), that was entered into by the Company and Rambam MT in July 2019, to be in effect for a period of 48 months and which includes a non-compete extension option for an additional 48 months of research and development. Pursuant to the Research Agreement, the Company agreed to pay Rambam MT $1,400 in four equal milestone payments, due on the first day of August on each successive year from 2019 through 2022. Furthermore, in accordance with the terms of the Research Agreement, the Company and Rambam MT will have joint ownership of any IP created as a result of research programs covered by such agreement. In addition, subject to commercial sales of any product candidate using the IP created as a part of the research covered by the Research Agreement, the Company is required to pay Rambam MT a royalty in an amount equal to 6% of all net sales, subject to certain deductions, such as taxes paid by any purchaser, transportation and shipping costs, and other customary deductions.

As of December 31, 2023 the Company paid Rambam MT $1,400.

In October 2022, the Company and Rambam signed an appendix to the Research Agreement, according to which the objective of the new study will be to identify a novel cannabinoid based patentable formulation to treat Rheumatoid diseases. Total cost of the new study will be $800 + $160 (overhead) + VAT (which consist of $700 + VAT pre-clinical lab research cost, $120 + VAT Mouse model for systemic inflammation and $140 + VAT Mouse model for Rheumatoid Arthritis). The Company’s payments will be according to the payment schedule stipulated in the appendix and will begin in May 2023. The appendix to the Research Agreement also extended the Research Agreement by additional two years until December 31, 2024.

As of December 31, 2023 the Company paid Rambam MT $120.

c.	Way of Life Cannabis research agreement

In October 2020, Raphael Israel entered into an engagement agreement with Way of Life Cannabis Ltd. (“Wolc”), pursuant to which, subject to its completing the Share Exchange with Easy Energy, Raphael Israel will be provided with up to 15 liters of CBD oil, from a strain of cannabis during a term of 18 months, to be provided in two to three deliveries of between one to seven liters of CBD oil.

In accordance with Raphael Israel’s agreement with Wolc, Raphael Israel has agreed to issue to certain persons affiliated with Wolc 3% of Raphael’s issued and outstanding share capital as of the date of the Share Exchange, to be provided in three equal issuances; provided, however, that such persons may elect to receive a cash payment of $100 instead of any one issuance of Raphael’s shares. In addition to the issuance of shares, Raphael Israel has also agreed to pay Wolc a royalty fee equal to 15% of the net royalties generated from sales of Raphael Israel’s pharmaceutical drug products that are developed at Rambam hospital in Israel. In February 2023, the Company and Wolc signed an appendix to the research agreement, according to which the parties agreed that Wolc provided to the Company 12 out of 15 liters of CBD oil, from a strain of cannabis and the Company will transfer to Wolc the remaining stock per research agreement. In addition, Wolc will transfer the remaining 3 liters of CBD oil to the Company upon Company’s request.

d.	Consulting agreement executive officers:

On July 5, 2022 the Company singed several agreements with its executive officers:

●	Service agreement with Chief Executive Officer– the Company entered into an agreement with Sheffa Enterprises Inc, a company wholly owned by the Company’s Chief Executive Officer (the “CEO”). According to the terms of the agreement, the CEO will provide services to the Company until December 31, 2024. The fees for his services will be $20 per month starting January 2023 (until January 2023, the fee remained to be $10 according to a consultant agreement dated June 2019). In addition, the CEO was granted with 1,000,000 warrants to purchase common stock at an exercise price of $1.12 per share. The warrants are exercisable until December 31, 2025. The Company may terminate the agreement prior to Decemer 31, 2024 by providing 120 days’ advance written notice and paying the CEO a termination fee equal to the lesser of $360 or the monthly fee agreed, for the remaining term of the agreement.

●	Service agreement with Chief Financial Officer (the “CFO”)– The services will consist of financial services andlegal advice. Additionally, the CFO will and serve as a director of the Company. The base compensation will be $12 starting January 2023 (between July 2022 and January 2023 the base compensation will be $6). In addition, the CFO was granted with 1,000,000 shares of common stock at no cost and 1,000,000 warrants to purchase common stock at an exercise price of $1 per share. The warrants are exercisable until December 31, 2025. The agreement is in place until December 31, 2024 and the Company may terminate the agreement prior to December 31, 2024 by providing 120 days’ advance written notice and paying the CFO a termination fee equal to the lesser of $120 or the monthly fee agreed, for the remaining term of the agreement.